UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.__)

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Filed by a Party other than the    ☐ Registrant

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

OVERSEAS SHIPHOLDING GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 5, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 5, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. OVERSEAS SHIPHOLDING GROUP, INC. 302 KNIGHTS RUN AVENUE, SUITE 1200 TAMPA, FL 33602 ATTN: SECRETARY E45268-P01345 OVERSEAS SHIPHOLDING GROUP, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends that you vote FOR the following: ! ! ! Vote on Directors 1. Election of Directors Nominees: 05) Julie E. Silcock 06) Gary Eugene Taylor 07) Ty E. Wallach 08) Douglas D. Wheat 01) Joseph I. Kronsberg 02) Anja L. Manuel 03) Samuel H. Norton 04) John P. Reddy Vote on Proposals For Against Abstain The Board of Directors recommends you vote FOR the following proposals: ! ! ! 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year 2018; and ! ! ! 3. Approval by an advisory vote of the compensation for 2017 of the Named Executive Officers ("NEOs"). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name (or names) appear(s) above. For joint accounts each owner should sign. Executors, administrators, trustees, etc. should give full title. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. You may access the Proxy Statement and the Company's 2017 Annual Report at http://ir.osg.com. E45269-P01345 OVERSEAS SHIPHOLDING GROUP, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 6, 2018 The undersigned hereby appoints SUSAN ALLAN and RICHARD TRUEBLOOD, and either of them, proxies, with full power of substitution, to vote all shares of stock of OVERSEAS SHIPHOLDING GROUP, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Conch Room at The Westin Tampa Waterside, 725 S. Harbour Island Blvd., Tampa, Florida on Wednesday, June 6, 2018 at 9:00 A.M. Eastern Time, notice of which meeting and the related Proxy Statement have been received by the undersigned, and at any adjournments thereof. The undersigned hereby ratifies and confirms all that said proxies, or either of them, or their substitutes, may lawfully do on the premises and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof. If only one of said proxies, or his or her substitute, shall be present and vote at said meeting or any adjournments thereof, then that one so present and voting shall have and may exercise all the powers hereby granted. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL BY AN ADVISORY VOTE OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS FOR 2017 AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT AND IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed and dated on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2018. Meeting Information OVERSEAS SHIPHOLDING GROUP, INC. Meeting Type: Annual Meeting For holders as of: April 12, 2018 Date: June 6, 2018 Time: 9:00 A.M. Location: The Westin Tampa Waterside 725 S Harbour Island Blvd Conch Room Tampa, Florida You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. OVERSEAS SHIPHOLDING GROUP, INC. 302 KNIGHTS RUN AVENUE, SUITE 1200 TAMPA, FL 33602 ATTN: SECRETARY E45270-P01345 See the reverse side of this notice to obtain proxy materials and voting instructions. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.  XXXX XXXX XXXX XXXX  XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2018 to facilitate timely delivery. How To Vote E45271-P01345 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  XXXX XXXX XXXX XXXX Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees: 01) Joseph I. Kronsberg 02) Anja L. Manuel 03) Samuel H. Norton 04) John P. Reddy 05) Julie E. Silcock 06) Gary Eugene Taylor 07) Ty E. Wallach 08) Douglas D. Wheat The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year 2018; and 3. Approval by an advisory vote of the compensation for 2017 of the Named Executive Officers ("NEOs"). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E45272-P01345 E45273-P01345